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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 4, 2000

                         NATIONAL COMPUTER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

        Minnesota                         0-3713              41-0850527
(State or other jurisdiction of        (Commission         (I.R.S. Employer
incorporation or organization)         File Number)        Identification No.)

             11000 Prairie Lakes Drive, Minneapolis, Minnesota 55344
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 829-3000

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

         On August 4, 2000, Pearson plc ("Pearson"), PN Acquisition Subsidiary Inc. and National Computer Systems, Inc. ("NCS") entered into Amendment No. 1 to the Agreement and Plan of Merger (the "Merger Agreement") dated as of July 30, 2000. A copy of Amendment No. 1 to the Merger Agreement is Exhibit 99.1.


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Item 7.  Financial Statements and Exhibits

(c) Exhibits

99.1 Amendment No. 1 to Agreement and Plan of Merger among Pearson plc, PN Acquisition Subsidiary Inc. and National Computer Systems, Inc. dated as of August 4, 2000.


                                    Signature

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 7, 2000                      NATIONAL COMPUTER SYSTEMS, INC.



                                            By: /s/  J.W. Fenton, Jr.
                                                -------------------------------
                                                     J.W. Fenton, Jr.
                                                     Secretary/Treasurer